News Release
FOR IMMEDIATE RELEASE

Media Contact:
Julie Pekarek
Chief Marketing Officer
414.977.4254
jpekarek@merge.com

MERGE HEALTHCARE ANNOUNCES OFFERING

Milwaukee, WI November 13, 2009 – Merge Healthcare (NASDAQ: MRGE) (“Merge”) announced today that it is offering to sell up to 9,034,033 shares of common stock in a registered direct offering to select institutional investors at a purchase price of $3.00 per share.  Merge expects to enter into definitive agreements with respect to this offering later today.

A shelf registration statement, as amended, relating to these securities was previously filed on September 3, 2009 and declared effective by the Securities and Exchange Commission. A free writing  prospectus was filed today with the Securities and Exchange Commission.  A prospectus supplement related to the offering will be filed with the Securities and Exchange Commission. This press release does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation, or sale of any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful.  Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.  A copy of the prospectus supplement and accompanying base prospectus can be obtained at the Securities and Exchange Commission's website http://www.sec.gov or via written request to Merge Healthcare Incorporated, 6737 W. Washington Street, Suite 2250, Milwaukee, Wisconsin   53214, Attn:  General Counsel.  Alternatively, the issuer will arrange to send you these documents if you request them by calling 414.977.4067.

Merge Healthcare develops software solutions that automate healthcare data and diagnostic workflow to create a more comprehensive electronic record of the patient experience.  Merge products, ranging from standards-based development toolkits to fully integrated clinical applications, have been used by healthcare providers worldwide for over 20 years. Additional information can be found at www.merge.com.

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Information included in this news release may contain forward-looking statements, concerning, among other things, Merge’s outlook, financial projections and business strategies, all of which are subject to risks, uncertainties and assumptions.  These forward-looking statements are identified by their use of terms such as “intend,” “plan,” “may,” “should,” “will,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “continue,” “potential,” “opportunity,” “project” and similar terms.  These statements are based on certain assumptions and analyses that Merge believes are appropriate under the circumstances.  Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may differ materially from those expected, estimated or projected.  Merge can not guarantee that it will achieve these plans, intentions or expectations.

Forward-looking statements speak only as of the date they are made, and Merge undertakes no obligation to publicly update or revise any of them in light of new information, future events or otherwise, except as required by law.  Factors that could have a material adverse effect on operations and future prospects of Merge include, but are not limited to: market acceptance and performance of Merge’s products and services; the impact of competitive products and pricing; the risks and effects of its recent securities issues; the past restatement of our financial statements; the amount of the costs, fees, expenses and charges related to the acquisition of etrials Worldwide, Inc. (“etrials”), Confirma, Inc. (“Confirma”) and other non-material acquisitions; the ability of Merge Healthcare to integrate its acquisitions, such as etrials and Confirma, successfully; whether the acquisitions will result in the enhancement of value and benefits to customers and to Merge Healthcare’s stockholders; general economic and business conditions; global economic growth and activity; industry conditions; and changes in laws or regulations, including but not limited to U.S. health care reform; our ability to generate sufficient cash from operations to meet future operating, financing and capital requirements, including repayment obligations with respect to our outstanding indebtedness; risks associated with our prior delays in filings with the SEC or our ability to continue to meet the listing requirements of The NASDAQ Global Market; the costs, risks and effects of various pending legal proceedings and investigations and other risk factors detailed in our filings with the Securities and Exchange Commission.  These uncertainties and risks may cause our actual future results to be materially different than those expressed in our forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  We undertake no obligation to update such forward-looking statements or any of such risks, uncertainties and other factors, except as required by law.